EXHIBIT 31

CERTIFICATION PURSUANT TO SECTION 302

I, Franklin Ogele, certify that:

1.   I have reviewed this Form 10-Q of Wall Street Acquisitions, Corp.

2.   Based on my knowledge, this report does not contain any

    untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not

    misleading with respect to the period covered by this report;

3.   Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for,

    the periods presented in this report;

4.   The registrant's other certifying officer(s) and I are

    responsible for establishing and maintaining disclosure

    controls and procedures (as defined in Exchange Act Rules 13a-15(e)

    and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the

    registrant and have:

a)   Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)   Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)   Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our

    conclusions about the effectiveness of the disclosure

    controls and procedures, as of the end of the period covered by this report based on such evaluations; and

d)   Disclosed in this report any change in the registrant's

    internal control over financial reporting that occurred

    during the registrant's most recent fiscal quarter (the

    registrant's fourth fiscal quarter in the case of an

    annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5.   The registrant's other certifying officer(s) and I have disclosed,

    based on our most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent functions):

a)   All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

b)   Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

   Date: August 26, 2019                   /s/ Franklin Ogele

                                         Chief Executive Officer and

                                         Chief Financial Officer